UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

July 30, 2003
Date of Report (Date of earliest event reported)

eFunds Corporation

(Exact name of registrant as specified in its charter)

Gainey Center II, Suite 300 8501 North Scottsdale Road Scottsdale, Arizona (Address of principal executive offices)	85253 (Zip Code)

Registrant’s telephone number, including area code: 480-629-7700

Commission File Number 0-30791

Delaware (State or other jurisdiction of incorporation or organization)	39-1506286 (IRS Employer Identification Number)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

               (c) The following exhibits are filed as part of this report:

Exhibit No.	Description	Method of Filing

99.1	Press Release, dated July 30, 2003	Filed herewith

Item 9. Regulation FD Disclosure

The Company issued a press release on July 30, 2003 regarding its results of operations for the quarter and six months ended June 30, 2003. A copy of this press release is attached as an exhibit to this Current Report on Form 8-K pursuant to Item 12 of that Form.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFunds Corporation (Registrant)

Date: July 30, 2003	/s/ Paul F. Walsh Chief Executive Officer and Chairman (Principal Executive Officer)

Exhibit Index

Exhibit Number	Description	Page No.

99.1	Press Release, dated July 30, 2003